SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 17, 2008

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, Motive, Inc. determined in 2005 and 2006 that we needed to restate our historical financial statements dating back to 2001, and in that connection the Audit Committee of our Board of Directors undertook and completed an independent review of various accounting matters. Also as previously disclosed, we dismissed Ernst & Young LLP as our independent accountant in July of 2007, and on October 17, 2007, we engaged BDO Seidman, LLP (“BDO Seidman”) as our successor independent accountant. As a result of the foregoing and the need for BDO Seidman to audit the Company’s annual financial statements for the years ended December 31, 2003, 2004, 2005, 2006 and 2007, and review the Company’s interim financial statements for the quarters ended September 30, 2005, March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, we have been unable to complete and file our periodic financial reports under the Securities Exchange Act of 1934 (the “Exchange Act”) within the prescribed time periods for such reports. BDO Seidman is currently conducting its audits and reviews of the periods described above. Upon completion of those audits and reviews, we intend to file our delinquent financial reports with the Securities and Exchange Commission. We are diligently working with BDO to complete these audits and reviews as soon as practicable.

In an effort to provide investors and other interested parties with meaningful financial information pending completion of BDO Seidman’s audits and reviews, on September 7, 2007 we publicly furnished (through a Current Report on Form 8-K) unaudited and unreviewed financial statements for the years ended December 31, 2005 and 2006, and the six months ended June 30, 2007. On November 11, 2007 we publicly furnished (through a Current Report on Form 8-K) unaudited and unreviewed interim financial statements for the three- and nine-month periods ended September 30, 2007. We are furnishing, as Exhibit 99.2 to this Current Report on Form 8-K, our unaudited financial statements for the years ended December 31, 2006 and 2007, together with notes thereto and certain textual disclosures that would typically be found in an Annual Report on Form 10-K for the year ended December 31, 2007, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. In presenting this information, we have followed the recently adopted disclosure rules for “Smaller Reporting Companies,” having determined that the Company is eligible to use such rules.

THE FINANCIAL STATEMENTS FURNISHED IN EXHIBIT 99.2 HAVE BEEN PREPARED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) AND INCLUDE THE EFFECT OF THE COMPANY’S RESTATEMENT OF ITS FINANCIAL INFORMATION FOR ALL PERIODS DATING BACK TO 2001 AND ALL ADJUSTMENTS DEEMED APPROPRIATE BY MANAGEMENT; HOWEVER, UNTIL SUCH FINANCIAL STATEMENTS HAVE BEEN AUDITED BY BDO SEIDMAN, THE COMPANY CAN GIVE NO DEFINITIVE ASSURANCE THAT ALL ADJUSTMENTS NECESSARY TO PRESENT ITS FINANCIAL INFORMATION IN ACCORDANCE WITH GAAP HAVE BEEN IDENTIFIED AND PROPERLY REFLECTED IN SUCH FINANCIAL STATEMENTS. THEREFORE, ALL RESULTS REPORTED IN THE FINANCIAL STATEMENTS FURNISHED IN EXHIBIT 99.2 SHOULD BE CONSIDERED PRELIMINARY AND SUBJECT TO CHANGE UNTIL MOTIVE FILES ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

Item 2.02.	Results of Operations and Financial Condition.

On March 17, 2008, Motive, Inc. issued a press release announcing that it had filed with the Securities and Exchange Commission a Current Report on Form 8-K furnishing unaudited financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 (the “Unaudited Financial Statements”), together with notes thereto and certain textual disclosures that typically would be found in an Annual Report on Form 10-K for the year ended December 31, 2007, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (collectively with the Unaudited Financial Statements, the “2007 Information”).

A copy of the press release is furnished herewith as Exhibit 99.1 and a copy of the 2007 Information is furnished herewith as Exhibit 99.2. Neither Exhibit shall be deemed filed for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information contained in the Introductory Note above, in this Item 2.02 and in all of the furnished Exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

The Unaudited Financial Statements have been prepared in accordance with United States GAAP and include the effect of the Company’s restatement of its financial information for periods dating back to 2001 and all adjustments deemed appropriate by management; however, until the Unaudited Financial Statements have been audited by BDO Seidman, Motive can give no definitive assurance that all adjustments necessary to present Motive’s financial information in accordance with GAAP have been identified and properly reflected in the Unaudited Financial Statements. Therefore, all results reported in the Unaudited Financial Statements should be considered preliminary and subject to change until Motive files its annual report on Form 10-K for the year ended December 31, 2007.

This Form 8-K contains certain forward looking statements, within the meaning of the federal securities laws, which are identified by the use of the words “believes”, “expects”, “anticipates”, “will”, “contemplates”, “would”, “should”, “may”, “estimate”, “intend”, “plan” and similar expressions that contemplate future events. These forward-looking statements are subject to risks and uncertainties that could cause our actual results or performance to differ materially from that indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those that are described in Exhibit 99.2 hereto under the caption “Item 1A — Risk Factors”. Statements included in this Form 8-K are based upon information known to us as of the date of this Form 8-K, and we assume no obligation to update any information contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the exhibits listed below is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information contained in the furnished exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1.1 to Motive’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2.2 of Motive’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 of Amendment No. 3 to Motive’s registration statement on Form S-1 (File No. 333-111030) filed on May 14, 2004).

4.2	Amended and Restated Investors Rights Agreement, dated as of December 2, 2003 (incorporated by reference to Exhibit 4.2 of Motive’s registration statement on Form S-1 (File No. 333-111030) filed on December 9, 2003).

10.1+	Amended and Restated Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of Motive’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.2+	Amendment to Amended and Restated Equity Incentive Plan of Motive, Inc. (incorporated by reference to Exhibit 10.6 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.3+	Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.4 of Amendment No. 2 to Motive’s registration statement on Form S-1 (File No. 333-111030) filed on April 9, 2004).

10.4+*	First Amendment to Employee Stock Purchase Plan dated as of January 23, 2007.

10.5+	Motive, Inc. Key Employee Incentive Bonus Plan, effective as of May 29, 2007 (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on May 31, 2007).

10.6+	Form of Cash Award Agreement under the Motive, Inc. Key Employee Incentive Bonus Plan (incorporated by reference to Exhibit 10.2 of Motive’s Current Report on Form 8-K filed on May 31, 2007).

10.7+*	Director Compensation Plan, as amended.

10.8+	Form of Indemnification Agreement for directors and officers (incorporated by reference to Exhibit 10.5 of Motive’s registration statement on Form S-1 (File No. 333-111030) filed on December 9, 2003).

10.9+	Employment Agreement, dated February 20, 2006, by and between Motive, Inc. and Alfred Mockett (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.10+	Restricted Stock Agreement, dated February 20, 2006, by and between Motive, Inc. and Alfred Mockett (incorporated by reference to Exhibit 10.2 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.11+	Non-Qualified Stock Option Agreement, dated February 20, 2006, by and between Motive, Inc. and Alfred Mockett (incorporated by reference to Exhibit 10.3 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.12+	Employment Agreement, dated September 27, 2007, by and between Motive, Inc. and Richard Hanna (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on October 1, 2007).

10.13+	Employment Agreement, dated September 27, 2007, by and between Motive, Inc. and Jack Greenberg (incorporated by reference to Exhibit 10.2 of Motive’s Current Report on Form 8-K filed on October 1, 2007).

10.14+	Employment Agreement, dated September 27, 2007, by and between Motive, Inc. and Mike Fitzpatrick (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on October 10, 2007).

10.15+*	Employment Agreement, dated December 7, 2007, between Motive, Inc. and Aramis Alverez.

10.16+*	Employment Agreement, dated December 7, 2007, between Motive, Inc. and Anna E. Clepper.

10.17*	Stipulation and Agreement of Partial Settlement dated December 6, 2007, among Lead Plaintiffs, Motive, Inc. and the individual Settling Defendants who executed same.

10.18*	Stipulation of Settlement dated as of December 6, 2007, among the Derivative Plaintiff, Motive, Inc. and the individual named defendants who executed same.

10.19*	Compromise Settlement Agreement and Mutual Release among Motive, Inc., Genesis Insurance Company and the individuals who executed same.

10.20*	Supplemental Agreement between Motive, Inc. and Genesis Insurance Company.

16.1	August 13, 2007 Letter from Ernst & Young LLP to the SEC (incorporated by reference to Exhibit 99.4 of Motive’s Amended Current Report on Form 8-K/A filed on August 15, 2007).

21.1*	List of Subsidiaries.

99.1*	Press release dated March 17, 2008.

99.2*	Unaudited financial statements for the fiscal years ended December 31, 2006 and 2007, including notes thereto and certain textual disclosures that typically would be found in an Annual Report on Form 10-K for the year ended December 31, 2007, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

*	Filed Herewith.
+	Management contract or compensatory benefit plan or arrangement in which directors and executive officers are eligible to participate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: March 17, 2008	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1.1 to Motive’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2.2 of Motive’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 of Amendment No. 3 to Motive’s registration statement on Form S-1 (File No. 333-111030) filed on May 14, 2004).

4.2	Amended and Restated Investors Rights Agreement, dated as of December 2, 2003 (incorporated by reference to Exhibit 4.2 of Motive’s registration statement on Form S-1 (File No. 333-111030) filed on December 9, 2003).

10.1+	Amended and Restated Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of Motive’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.2+	Amendment to Amended and Restated Equity Incentive Plan of Motive, Inc. (incorporated by reference to Exhibit 10.6 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.3+	Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.4 of Amendment No. 2 to Motive’s registration statement on Form S-1 (File No. 333-111030) filed on April 9, 2004).

10.4+*	First Amendment to Employee Stock Purchase Plan dated as of January 23, 2007.

10.5+	Motive, Inc. Key Employee Incentive Bonus Plan, effective as of May 29, 2007 (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on May 31, 2007).

10.6+	Form of Cash Award Agreement under the Motive, Inc. Key Employee Incentive Bonus Plan (incorporated by reference to Exhibit 10.2 of Motive’s Current Report on Form 8-K filed on May 31, 2007).

10.7+*	Director Compensation Plan, as amended.

10.8+	Form of Indemnification Agreement for directors and officers (incorporated by reference to Exhibit 10.5 of Motive’s registration statement on Form S-1 (File No. 333-111030) filed on December 9, 2003).

10.9+	Employment Agreement, dated February 20, 2006, by and between Motive, Inc. and Alfred Mockett (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.10+	Restricted Stock Agreement, dated February 20, 2006, by and between Motive, Inc. and Alfred Mockett (incorporated by reference to Exhibit 10.2 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.11+	Non-Qualified Stock Option Agreement, dated February 20, 2006, by and between Motive, Inc. and Alfred Mockett (incorporated by reference to Exhibit 10.3 of Motive’s Current Report on Form 8-K filed on February 21, 2006).

10.12+	Employment Agreement, dated September 27, 2007, by and between Motive, Inc. and Richard Hanna (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on October 1, 2007).

10.13+	Employment Agreement, dated September 27, 2007, by and between Motive, Inc. and Jack Greenberg (incorporated by reference to Exhibit 10.2 of Motive’s Current Report on Form 8-K filed on October 1, 2007).

10.14+	Employment Agreement, dated September 27, 2007, by and between Motive, Inc. and Mike Fitzpatrick (incorporated by reference to Exhibit 10.1 of Motive’s Current Report on Form 8-K filed on October 10, 2007).

10.15+*	Employment Agreement, dated December 7, 2007, between Motive, Inc. and Aramis Alverez.

10.16+*	Employment Agreement, dated December 7, 2007, between Motive, Inc. and Anna E. Clepper.

10.17*	Stipulation and Agreement of Partial Settlement dated December 6, 2007, among Lead Plaintiffs, Motive, Inc. and the individual Settling Defendants who executed same.

10.18*	Stipulation of Settlement dated as of December 6, 2007, among the Derivative Plaintiff, Motive, Inc. and the individual named defendants who executed same.

10.19*	Compromise Settlement Agreement and Mutual Release among Motive, Inc., Genesis Insurance Company and the individuals who executed same.

10.20*	Supplemental Agreement between Motive, Inc. and Genesis Insurance Company.

16.1	August 13, 2007 Letter from Ernst & Young LLP to the SEC (incorporated by reference to Exhibit 99.4 of Motive’s Amended Current Report on Form 8-K/A filed on August 15, 2007).

21.1*	List of Subsidiaries.

99.1*	Press release dated March 17, 2008.

99.2*	Unaudited financial statements for the fiscal years ended December 31, 2006 and 2007, including notes thereto and certain textual disclosures that typically would be found in an Annual Report on Form 10-K for the year ended December 31, 2007, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

*	Filed Herewith.
+	Management contract or compensatory benefit plan or arrangement in which directors and executive officers are eligible to participate.